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                                   FORM 8-K


                      SECURITIES AND EXCHANGE COMMISSION


                             Washington, DC 20549


                               ----------------


                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


                               ----------------


                Date of Report
                (Date of earliest
                event reported):                        June 30, 1997


                             OshKosh B'Gosh, Inc.
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            (Exact name of registrant as specified in its charter)


     Delaware                       0-13365                     39-0519915
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(State or other                (Commission File               (IRS Employer
jurisdiction of                     Number)                 Identification No.)
incorporation)




      112 Otter Avenue, Oshkosh, Wisconsin                          54901
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  (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code                 (414)231-8800
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ITEM 5.   OTHER EVENTS

     The press release of OshKosh B'Gosh, Inc. dated June 30, 1997 filed as
Exhibit 99 hereto that discloses a self tender offer for up to 2.5 million shares of common stock is incorporated by reference.

ITEM 7:   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

Exhibit No.    Exhibit

     99        Press release of OshKosh B'Gosh, Inc. dated June 30, 1997







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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       OSHKOSH B'GOSH, INC.



DATE:  June 30, 1997                   By: /s/ David L. Omachinski
                                           -------------------------------------
                                       Name:   David L. Omachinski
                                       Title:  Vice President, Treasurer
                                               and Chief Financial Officer











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                             OSHKOSH B'GOSH, INC.

                  Exhibit Index to Current Report on Form 8-K
                              Dated June 30, 1997


Exhibit Number                      Exhibit                                 Page

     99                             Press release dated June 30, 1997
                                    of OshKosh B'Gosh, Inc.